                                                                   Exhibit 10e-5

              [TERMS AND CONDITIONS - NON-COMPETE, ISOS, PRIORITY]

                       ROCKWELL INTERNATIONAL CORPORATION
                         2000 LONG-TERM INCENTIVES PLAN
                             STOCK OPTION AGREEMENT
                        STOCK OPTION TERMS AND CONDITIONS

1.       Definitions

         As used in these Stock Option Terms and Conditions, the following words and phrases shall have the respective meanings ascribed to them below unless the context in which any of them is used clearly indicates a contrary meaning:

         (a) CHANGE OF CONTROL: Change of Control shall have the same meaning as such term has in the Plan.

         (b) CHARLES SCHWAB: Charles Schwab & Co., Inc. the Stock Option Administrator whom Rockwell Automation has engaged to administer and process all Option exercises.

         (c) CORPORATION: Rockwell Automation and its Subsidiaries (as such term is defined in the Plan).

         (d) CUSTOMER SERVICE CENTER: Charles Schwab's Customer Service Center that is used to facilitate Option transactions. Contact Charles Schwab at (888) 852-2135.

         (e)      EXERCISE REQUEST AND ATTESTATION FORM: The form attached as
                  Exhibit 1 or any other form accepted by Charles Schwab in connection with the use of already-owned shares to pay all or part of the exercise price for the Option Shares to be purchased on exercise of any of the Options.

         (f) OPTIONS: The stock option or stock options listed in the first paragraph of the letter dated October 1, 2001 to which these Stock Option Terms and Conditions are attached and which together with these Stock Option Terms and Conditions constitute the Stock Option Agreement.

         (g) OPTION SHARES: The shares of Rockwell Automation Common Stock issuable or transferable on exercise of the Options.

         (h) PLAN: Rockwell Automation's 2000 Long-Term Incentives Plan, as such Plan may be amended and in effect at the relevant time.

         (i) ROCKWELL AUTOMATION: Rockwell International Corporation, a Delaware corporation doing business as Rockwell Automation, and any successor thereto.

         (j) SCHWAB OPTIONCENTER(R): Charles Schwab's stock option management website which you can use to access your stock option account and to facilitate stock option transactions securely on the Web at www.schwab.com/optioncenter.

         (k)      SHARES: Shares of Rockwell Automation Common Stock.

         (l) STOCK OPTION AGREEMENT: These Stock Option Terms and Conditions together with the letter dated October 1, 2001 to which they are attached.

2.       When Options May be Exercised

         The Options may be exercised, in whole or in part (but only for a whole number of shares) and at one time or from time to time, as to one-third (rounded to the nearest whole number) of the Option Shares granted as nonqualified stock options (NQs) and incentive stock options (ISOs) during the period beginning on October 1, 2002 and ending on October 1, 2011, as to an additional one-third (rounded to the nearest whole number) of the Option Shares granted as NQs and ISOs during the period beginning on October 1, 2003 and ending on October 1, 2011 and as to the balance of the Option Shares granted as NQs and ISOs during the period beginning on October 1, 2004 and ending on October 1, 2011, and only during those periods, provided that:

         (a) if you die while an Employee (as defined in the Plan), your estate, or any person who acquires the Options by bequest or inheritance, may exercise all the Options not theretofore exercised within (and only within) the period beginning on your date of death (even if you die before you have become entitled to exercise all or any part of the Options) and ending three years thereafter; and

         (b) if your employment by the Corporation terminates other than by death, then:

                  (i) if your retirement or other termination date is before October 1, 2002, the Options shall lapse on your retirement or other termination and may not be exercised at any time;

                  (ii) if your employment by the Corporation is terminated for cause, as determined by the Committee (as defined in the Plan), the Options shall expire forthwith upon your termination and may not be exercised thereafter;

                  (iii) if your employment by the Corporation terminates on or after October 1, 2002 by reason of your retirement under a retirement plan of Rockwell Automation, or under a retirement plan of a subsidiary or affiliate of Rockwell Automation, you (or if you die after your retirement date, your estate or any person who acquires the Options by bequest or inheritance) may thereafter exercise the Options within (and only within) the period starting on the date you would otherwise have become entitled to exercise the part of the Options so exercised and ending on the fifth anniversary of your retirement date; or if you retire prior to age 62, the earlier of (x) the fifth anniversary of your retirement date or (y) such earlier date as the Compensation and Management Development Committee shall determine by action taken not later than 60 days after your retirement date; and

                  (iv) if your employment by the Corporation terminates on or after October 1, 2002 for any reason not specified in subparagraph (a) or in clauses (ii) or (iii) of this subparagraph (b), you (or if you die after your termination date, your estate or any person who acquires the Options by bequest or inheritance) may thereafter exercise the Options within (and only within) the period ending three months after your termination date but only to the extent they were exercisable on your termination date.

         In no event shall the provisions of the foregoing subparagraphs (a) and
         (b) extend to a date after October 1, 2011 the period during which the Options may be exercised.

Notwithstanding any other provision of this Agreement, if a Change of Control shall occur, then all Options then outstanding pursuant to this Agreement shall forthwith become fully exercisable whether or not then otherwise exercisable in accordance with their terms.

3.       Exercise Procedure

         (a) To exercise all or any part of the Options, you (or after your death, your estate or any person who has acquired the Options by bequest or inheritance) must contact the Stock Option Administrator, Charles Schwab, by using the Customer Service Center or Schwab OptionCenter(R) as follows:

                  (i) contact the Customer Service Center by calling 888-852-2135, Monday through Friday 9 a.m. to 9 p.m., ET, or exercise via the Web through the Schwab OptionCenter(R) at www.schwab.com/optioncenter;

                  (ii) confirm the Option transaction through the Customer Service Center or Schwab OptionCenter(R);

                  (iii) at any time you may speak to a Customer Service Representative for assistance by calling 888-852-2135;

                  (iv) full payment of the exercise price for the Option Shares to be purchased on exercise of the Options may be made:

                           -        by check (wire) to your Charles Schwab
                                    account; or

                           -        in already-owned Shares; or

                           - in a combination of check (wire) to your Charles Schwab account and Shares; or

                           - by authorizing Charles Schwab or a third party approved by Rockwell Automation to sell the Shares (or a sufficient portion of the Shares) acquired upon exercise of the Options; and

                  (v) in the case of an exercise of the Options by any person other than you seeking to exercise the Options, such documents as Charles Schwab or the Secretary of Rockwell Automation shall require to establish to their satisfaction that the person seeking to exercise the Options is entitled to do so.

         (b) An exercise of the whole or any part of the Options shall be effective:

                  (i) if you elect (or after your death, the person entitled to exercise the Options elects) to pay the exercise price for the Option Shares entirely by check (wire), upon (A) completion of your transaction by using the Customer Service Center or Schwab OptionCenter(R) and full payment of the exercise price and withholding taxes (if applicable) are received by Charles Schwab within three (3) business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(v) herein; and

                  (ii) if you elect (or after your death, the person entitled to exercise the Options elects) to pay the exercise price of the Option Shares in Shares or in a combination of Shares and check, upon (A) completion of your transaction by using the Customer Service Center or Schwab OptionCenter(R) and full payment of the exercise price (as described in Section 3(d)(i) herein) and withholding taxes (if applicable) are received by Charles Schwab within three (3) business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(v) herein.

         (c) If you choose (or after your death, the person entitled to exercise the Options chooses) to pay the exercise price for the Option Shares to be purchased on exercise of any of the Options entirely by check, payment must be made by:

                  - delivering to Charles Schwab a check (wire) in the full amount of the exercise price for those Option Shares; or

                  - arranging with a stockbroker, bank or other financial institution to deliver to Charles Schwab full payment, by check or (if prior arrangements are made with Charles Schwab) by wire transfer, of the exercise price of those Option Shares.

                  In either event, in accordance with Section 3(e) herein, full payment of the exercise price for the Option Shares purchased must be made within three (3) business days after the exercise has been completed through the Customer Service Center or Schwab OptionCenter(R).

         (d)      (i)      If you choose (or after your death, the person
                           entitled to exercise the Options chooses) to use already-owned Shares to pay all or part of the exercise price for the Option Shares to be purchased on exercise of any of the Options, you (or after your death, the person entitled to exercise the Options) must deliver to Charles Schwab an Exercise Request and Attestation Form and cash representing one share, per grant exercised, of Rockwell Automation shares to settle the rounding of the exercise costs. To perform such a stock swap transaction or a partial swap transaction, the Exercise Request and Attestation
                           Form must be submitted via fax (720-785-8874) by 4 PM
                           ET on the date of exercise. Any questions concerning a stock swap transaction should be referred to 877-636-7551 (Stock Option Administration
                           Group Hotline). The Exercise Request and Attestation
                           Form must attest to your ownership of Shares representing:

                           - at least the number of Shares whose value, based on the closing price of Common Stock of Rockwell Automation on the New York Stock Exchange -- Composite Transactions on the day you have exercised your Options through the Customer Service Center or Schwab OptionCenter(R) , equals the exercise price for the Option Shares; or

                           - any lesser number of Shares you desire (or after your death, the person entitled to exercise the Options desires) to use to pay the exercise price for those Option Shares and a check in the amount of such exercise price less the value of the Shares to which you are attesting, based on the closing price of Common Stock of Rockwell Automation on the New York Stock Exchange -- Composite Transactions on the day you have exercised your Options through the Customer Service Center or Schwab OptionCenter(R).

                  (ii) Charles Schwab will advise you (or any other person who, being entitled to do so, exercises the Options) of the exact number of Shares, valued in accordance with Section 6(e) of the Plan at the closing price on the New York Stock Exchange -- Composite Transactions on the effective date of exercise under Section 3(b)(ii) herein, and any funds required to pay in full the exercise price for the Option Shares purchased. In accordance with Section 3(e) herein, you (or such other person) must pay, by check, in Shares or in a combination of check and Shares, any balance required to pay in full the exercise price of the Option Shares purchased within three (3) business days following the effective date of such exercise of the Options under Section 3(b)(ii) herein.

                  (iii) Notwithstanding any other provision of this Stock Option Agreement, the Secretary of Rockwell Automation may limit the number, frequency or volume of successive exercises of any of the Options in which payment is made, in whole or in part, by delivery of Shares pursuant to this subparagraph (d) to prevent unreasonable pyramiding of such exercises.

         (e) An exercise completed through the Customer Service Center or Schwab OptionCenter(R), whether or not full payment of the exercise price for the Option Shares is received by Charles Schwab, shall constitute a binding contractual obligation by you (or the other person entitled to exercise the Options) to proceed with and complete that exercise of the Options (but only so long as you continue, or the other person entitled to exercise the Options continues, to be entitled to exercise the Options on that date). By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) to deliver or cause to be delivered to Charles Schwab any balance of the exercise price for the Option Shares to be purchased upon the exercise pursuant to the transaction conducted through the Customer Service Center or Schwab OptionCenter(R) required to pay in full the exercise price for those Option

                  Shares, that payment being by check, wire transfer, in Shares or in a combination of check and Shares, on or before the third business day after the date on which you complete the transaction through the Customer Service Center or Schwab OptionCenter(R). If such payment is not made, you (for yourself and on behalf of any other person who becomes entitled to exercise the Options) authorize the Corporation, in its discretion, to set off against salary payments or other amounts due or which may become due you (or the other person entitled to exercise the Options) any balance of the exercise price for those Option Shares remaining unpaid thereafter.

         (f) An Exercise Confirmation representing the number of Option Shares purchased will be issued the third business day (trade date plus three business days) (i) after Charles Schwab has received full payment therefor or (ii) at Rockwell Automation's or Charles Schwab's election in their sole discretion, after Rockwell Automation or Charles Schwab has received (x) full payment of the exercise price of those Option Shares and (y) any reimbursement in respect of withholding taxes due pursuant to Section 5 herein.

4.       Transferability

         The Options are not transferable by you otherwise than by will or by the laws of descent and distribution. During your lifetime, only you are entitled to exercise the Options.

5.       Withholding

         Rockwell Automation or Charles Schwab shall have the right, in connection with the exercise of the Options in whole or in part, to deduct from any payment to be made by Rockwell Automation or Charles Schwab under the Plan an amount equal to the taxes required to be withheld by law with respect to such exercise or to require you (or any other person entitled to exercise the Options) to pay to it an amount sufficient to provide for any such taxes so required to be withheld. By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) that if Rockwell Automation or Charles Schwab elects to require you (or such other person) to remit an amount sufficient to pay such withholding taxes, you (or such other person) must remit that amount within three (3) business days after the completion of the Option exercise (Section 3(a)(ii) herein). If such payment is not made, Rockwell Automation, in its discretion, shall have the same right of set-off with respect to payment of the withholding taxes in connection with the exercise of the Option as provided under Section 3(e) herein with respect to payment of the exercise price.

6.       Headings

         The section headings contained in these Stock Option Terms and Conditions are solely for the purpose of reference, are not part of the agreement of the parties and shall in no way affect the meaning or interpretation of this Stock Option Agreement.

7.       References

         All references in these Stock Option Terms and Conditions to Sections, paragraphs, subparagraphs or clauses shall be deemed to be references to Sections, paragraphs, subparagraphs and clauses of these Stock Option Terms and Conditions unless otherwise specifically provided.

8.       Entire Agreement

         This Stock Option Agreement and the Plan embody the entire agreement and understanding between Rockwell Automation and you with respect to the Options, and there are no representations, promises, covenants, agreements or understandings with respect to the Options other than those expressly set forth in this Stock Option Agreement and the Plan.

9.       Applicable Laws and Regulations

         This Stock Option Agreement and Rockwell Automation's obligation to issue Option Shares hereunder are subject to applicable laws and regulations.

         Exhibit 1 Exercise Request and Attestation Form (for use with already-owned shares).

                         2000 LONG-TERM INCENTIVES PLAN
                            FORM OF OPTION AGREEMENT
                        [EXISTING ARBITRATION AGREEMENT]


[Grant Date]

To:


Social Security/Account Number:

Dear Optionee:

We are pleased to notify you that you have been granted the following stock options under the 2000 Long-Term Incentives Plan (the "Plan"):

     Date of Grant          Type of Grant              Number of Shares              Option Price
     -------------          -------------              ----------------              ------------

These stock options (the "Options") have been granted under and may be exercised only upon the terms and conditions of this Stock Option Agreement, subject in all respects to the provisions of the Plan, as it may be amended. The enclosed Stock Option Terms and Conditions are incorporated in and are part of this Stock Option Agreement.

All option holders must activate an account with Charles Schwab in order to exercise their stock options. There is no cost to open or maintain this account. Please note that if you fail to activate an account with Schwab, you will experience unnecessary delays in the exercise of your options. Instructions for opening your Schwab account are enclosed.

A copy of the Plan and Plan Prospectus are enclosed. Please carefully read the enclosed documents and retain them for future reference.

                                             ROCKWELL INTERNATIONAL CORPORATION



                                             By:

                         2000 LONG-TERM INCENTIVES PLAN
                            FORM OF OPTION AGREEMENT
                    [NON-COMPETE, NEW ARBITRATION AGREEMENT]

[Grant Date]

To:

Social Security/Account Number:

Dear Optionee:

We are pleased to notify you that you have been granted the following stock options under the 2000 Long-Term Incentives Plan (the "Plan"):

     Date of Grant          Type of Grant              Number of Shares              Option Price
     -------------          -------------              ----------------              ------------

These stock options (the "Options") have been granted under and may be exercised only upon the terms and conditions of this Stock Option Agreement, subject in all respects to the provisions of the Plan, as it may be amended. The terms and conditions of the Options are substantially the same as options previously granted. The enclosed Stock Option Terms and Conditions are incorporated in and are part of this Stock Option Agreement.

All option holders must activate an account with Charles Schwab in order to exercise their stock options. There is no cost to open or maintain this account. Please note that if you fail to activate an account with Schwab, you will experience unnecessary delays in the exercise of your options. Instructions for opening your Charles Schwab account are enclosed.

In partial consideration for the grant of the Options to you, you undertake and agree by your acceptance of this Stock Option Agreement that

         (a) during your employment with the Corporation (as defined in the Plan) and for two years after the date of your retirement or other termination of such employment, you shall not (i) directly or indirectly, except with the approval of the Corporation, engage or otherwise participate in any business which is competitive with any significant line of business of the Corporation or any of its affiliates (otherwise than through ownership of not more than 5% of the voting securities of any such competitive business) or (ii) solicit or induce any employee of the Corporation or any of its affiliates to leave his or her employment with the Corporation or any of its affiliates to accept employment or other engagement with any such competitive business; and

         (b) in the event that you breach this undertaking, in addition to any and all other remedies the Corporation may have, (i) the Corporation shall have the right to determine by written notice to you that any of the Options then outstanding shall immediately lapse and cease to be exercisable; and (ii) you agree to pay the Corporation upon written demand the amount of the excess of the Fair Market Value (as defined in the Plan) of any shares of the Corporation's Common Stock you acquired upon exercise of any of the Options (other than Options exercised more than two years before the date of your retirement or other termination of employment) over the exercise price for those Shares.

If a Change of Control (as defined in the Plan) shall occur, however, the foregoing provisions (a) and (b) shall immediately terminate as of, and shall not limit your activities after, the date of such Change of Control.

This stock option grant is also subject to the condition that you sign and return one copy of the Mutual Agreement to Arbitrate Claims to:

                                    Rockwell Automation
                                    Corporate Compensation (MW42)
                                    777 East Wisconsin Avenue, Suite 1400
                                    Milwaukee, WI  53202

The Options will lapse and be of no effect if a copy of this Stock Option Agreement and a copy of the Mutual Agreement to Arbitrate Claims, each properly signed by you, are not received by the Corporate Compensation Department of Rockwell Automation at the above address on or before DECEMBER 31, 2001, unless Rockwell Automation (in its sole discretion) elects in writing to extend that date.

A copy of the Plan and Plan Prospectus are enclosed. Please carefully read the enclosed documents and retain them for future reference.


Agreed to:                                    ROCKWELL INTERNATIONAL CORPORATION
Date:
     --------------------------
-------------------------------               By:



Employee Signature
[Social Security No.]

                      [TERMS AND CONDITIONS - INSIDER/ISOS]

                       ROCKWELL INTERNATIONAL CORPORATION
                         2000 LONG-TERM INCENTIVES PLAN
                             STOCK OPTION AGREEMENT
                        STOCK OPTION TERMS AND CONDITIONS

1.       Definitions

         As used in these Stock Option Terms and Conditions, the following words and phrases shall have the respective meanings ascribed to them below unless the context in which any of them is used clearly indicates a contrary meaning:

         (a) CHANGE OF CONTROL: Change of Control shall have the same meaning as such term has in the Plan.

         (b) CHARLES SCHWAB: Charles Schwab & Co., Inc., the Stock Option Administrator whom Rockwell Automation has engaged to administer and process all Option exercises.

         (c) CORPORATION: Rockwell Automation and its Subsidiaries (as such term is defined in the Plan).

         (d) CUSTOMER SERVICE CENTER: Charles Schwab's Customer Service Center that is used to facilitate Option transactions. Contact Charles Schwab at (888) 852-2135.

         (e)      EXERCISE REQUEST AND ATTESTATION FORM: The form attached as
                  Exhibit 2 or any other form accepted by Charles Schwab in connection with the use of already-owned shares to pay all or part of the exercise price for the Option Shares to be purchased on exercise of any of the Options.

         (f) NOTICE OF EXERCISE FORM: The form attached as Exhibit 1 or any other form accepted by the Secretary of Rockwell Automation in his sole discretion.

         (g) OPTIONS: The stock option or stock options listed in the first paragraph of the letter dated October 1, 2001 to which these Stock Option Terms and Conditions are attached and which together with these Stock Option Terms and Conditions constitute the Stock Option Agreement.

         (h) OPTION SHARES: The shares of Rockwell Automation Common Stock issuable or transferable on exercise of the Options.

         (i) PLAN: Rockwell Automation's 2000 Long-Term Incentives Plan, as such Plan may be amended and in effect at the relevant time.

         (j) ROCKWELL AUTOMATION: Rockwell International Corporation, a Delaware corporation doing business as Rockwell Automation, and any successor thereto.

         (k) SCHWAB OPTIONCENTER(R): Charles Schwab's stock option management website which you can use to access your stock option account and to facilitate stock option transactions securely on the Web at www.schwab.com/optioncenter.

         (l)      SHARES: Shares of Rockwell Automation Common Stock.

         (m) STOCK OPTION AGREEMENT: These Stock Option Terms and Conditions together with the letter dated October 1, 2001 to which they are attached.

2.       When Options May be Exercised

         The Options may be exercised, in whole or in part (but only for a whole number of shares) and at one time or from time to time, as to one-third (rounded to the nearest whole number) of the Option Shares granted as nonqualified stock options (NQs) and incentive stock options (ISOs) during the period beginning on October 1, 2002 and ending on October 1, 2011, as to an additional one-third (rounded to the nearest whole number) of the Option Shares granted as NQs and ISOs during the period beginning on October 1, 2003 and ending on October 1, 2011 and as to the balance of the Option Shares granted as NQs and ISOs during the period beginning on October 1, 2004 and ending on October 1, 2011, and only during those periods, provided that:

         (a) if you die while an Employee (as defined in the Plan), your estate, or any person who acquires the Options by bequest or inheritance, may exercise all the Options not theretofore exercised within (and only within) the period beginning on your date of death (even if you die before you have become entitled to exercise all or any part of the Options) and ending three years thereafter; and

         (b) if your employment by the Corporation terminates other than by death, then:

                  (i) if your retirement or other termination date is before October 1, 2002, the Options shall lapse on your retirement or other termination and may not be exercised at any time;

                  (ii) if your employment by the Corporation is terminated for cause, as determined by the Committee (as defined in the Plan), the Options shall expire forthwith upon your termination and may not be exercised thereafter;

                  (iii) if your employment by the Corporation terminates on or after October 1, 2002 by reason of your retirement under a retirement plan of Rockwell Automation, or under a retirement plan of a subsidiary or affiliate of Rockwell Automation, you (or if you die after your retirement date, your estate or any person who acquires the Options by bequest or inheritance) may thereafter exercise the Options within (and only within) the period starting on the date you would otherwise have become entitled to exercise the part of the Options so exercised and ending on the fifth anniversary of your retirement date; or if you retire prior to age 62, the earlier of (x) the fifth anniversary of your retirement date or (y) such earlier date as the Committee shall determine by action taken not later than 60 days after your retirement date; and

                  (iv) if your employment by the Corporation terminates on or after October 1, 2002 for any reason not specified in subparagraph (a) or in clauses (ii) or (iii) of this subparagraph (b), you (or if you die after your termination date, your estate or any person who acquires the Options by bequest or inheritance) may thereafter exercise the Options within (and only within) the period ending three months after your termination date but only to the extent they were exercisable on your termination date.

         In no event shall the provisions of the foregoing subparagraphs (a) and
         (b) extend to a date after October 1, 2011 the period during which the Options may be exercised.

Notwithstanding any other provision of this Agreement, if a Change of Control shall occur, then all Options then outstanding pursuant to this Agreement shall forthwith become fully exercisable whether or not then otherwise exercisable in accordance with their terms.

3.       Exercise Procedure

         (a) To exercise all or any part of the Options, you (or after your death, your estate or any person who has acquired the Options by bequest or inheritance) must first obtain authorization from the Rockwell Automation's Office of the Secretary by submitting a Notice of Exercise Form to Rockwell Automation's Office of the Secretary (Attention: Stock Option Administration; facsimile number (414) 212-5297) or by other means acceptable to the Secretary of Rockwell Automation, and then contact the Stock Option Administrator, Charles Schwab, by using the Customer Service Center as follows:

                  (i) contact the Customer Service Center by calling 888-852-2135, Monday through Friday 9 a.m. to 9 p.m., ET, and follow the instructions provided;

                  (ii) confirm the Option transaction through the Customer Service Center;

                  (iii) full payment of the exercise price for the Option Shares to be purchased on exercise of the Options may be made:

                           -        by check (wire) to your Charles Schwab
                                    account; or

                           -        in already-owned Shares; or

                           - in a combination of check (wire) to your Charles Schwab account and Shares; or

                           - by authorizing Charles Schwab or a third party approved by Rockwell Automation to sell the Shares (or a sufficient portion of the Shares) acquired upon exercise of the Options; and

                  (iv) in the case of an exercise of the Options by any person other than you seeking to exercise the Options, such documents as Charles Schwab or the Secretary of Rockwell Automation shall require to establish to their satisfaction that the person seeking to exercise the Options is entitled to do so.

         (b) An exercise of the whole or any part of the Options shall be effective:

                  (i) if you elect (or after your death, the person entitled to exercise the Options elects) to pay the exercise price for the Option Shares entirely by check (wire), upon (A) completion of your transaction by using the Customer Service Center and full payment of the exercise price and withholding taxes (if applicable) are received by Charles Schwab within three (3) business days following the exercise; and
                           (B) receipt of any documents required pursuant to
                           Section 3(a)(iv) herein; and

                  (ii) if you elect (or after your death, the person entitled to exercise the Options elects) to pay the exercise price of the Option Shares in Shares or in a combination of Shares and check, upon (A) completion of your transaction by using the Customer Service Center and full payment of the exercise price (as described in Section 3(d)(i) herein) and withholding taxes (if applicable) are received by Charles Schwab within three (3) business days following the exercise; and (ii) receipt of any documents required pursuant to Section 3(a)(iv) herein.

         (c) If you choose (or after your death, the person entitled to exercise the Options chooses) to pay the exercise price for the Option Shares to be purchased on exercise of any of the Options entirely by check, payment must be made by:

                  - delivering to Charles Schwab a check (wire) in the full amount of the exercise price for those Option Shares; or

                  - arranging with a stockbroker, bank or other financial institution to deliver to Charles Schwab full payment, by check or (if prior arrangements are made with Charles Schwab) by wire transfer, of the exercise price of those Option Shares.

                  In either event, in accordance with Section 3(e) herein, full payment of the exercise price for the Option Shares purchased must be made within three (3) business days after the exercise has been completed through the Customer Service Center.

         (d)      (i)      If you choose (or after your death, the person
                           entitled to exercise the Options chooses) to use already-owned Shares to pay all or part of the exercise price for the Option Shares to be purchased on exercise of any of the Options, you (or after your death, the person entitled to exercise the Options) must deliver to Charles Schwab an Exercise Request and Attestation Form and cash representing one share, per grant exercised, of Rockwell Automation Shares to settle the rounding of the exercise costs. To perform such a stock swap transaction or a partial swap transaction, the Exercise Request and Attestation

                           Form must be submitted via fax (720-785-8874) by 4 PM ET on the date of exercise. Any questions concerning a stock swap transaction should be referred to 877-636-7551 (Stock Option Administration Group Hotline). The Exercise Request and Attestation Form must attest to your ownership of Shares representing:

                           - at least the number of Shares whose value, based on the closing price of Common Stock of Rockwell Automation on the New York Stock Exchange -- Composite Transactions on the day you have exercised your Options through the Customer Service Center, equals the exercise price for the Option Shares; or

                           - any lesser number of Shares you desire (or after your death, the person entitled to exercise the Options desires) to use to pay the exercise price for those Option Shares and a check in the amount of such exercise price less the value of the Shares to which you are attesting, based on the closing price of Common Stock of Rockwell Automation on the New York Stock Exchange -- Composite Transactions on the day you have exercised your Options through the Customer Service Center.

                  (ii) Charles Schwab will advise you (or any other person who, being entitled to do so, exercises the Options) of the exact number of Shares, valued in accordance with Section 6(e) of the Plan at the closing price on the New York Stock Exchange -- Composite Transactions on the effective date of exercise under Section 3(b)(ii) herein, and any funds required to pay in full the exercise price for the Option Shares purchased. In accordance with Section 3(e) herein, you (or such other person) must pay, by check, in Shares or in a combination of check and Shares, any balance required to pay in full the exercise price of the Option Shares purchased within three (3) business days following the effective date of such exercise of the Options under Section 3(b)(ii) herein.

                  (iii) Notwithstanding any other provision of this Stock Option Agreement, the Secretary of Rockwell Automation may limit the number, frequency or volume of successive exercises of any of the Options in which payment is made, in whole or in part, by delivery of Shares pursuant to this subparagraph (d) to prevent unreasonable pyramiding of such exercises.

         (e) An exercise completed through the Customer Service Center, whether or not full payment of the exercise price for the Option Shares is received by Charles Schwab, shall constitute a binding contractual obligation by you (or the other person entitled to exercise the Options) to proceed with and complete that exercise of the Options (but only so long as you continue, or the other person entitled to exercise the Options continues, to be entitled to exercise the Options on that date). By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) to deliver or cause to be delivered to Charles Schwab any balance of the exercise price for the Option Shares to be purchased upon the exercise pursuant to the transaction conducted through the

                  Customer Service Center required to pay in full the exercise price for those Option Shares, that payment being by check, wire transfer, in Shares or in a combination of check and Shares, on or before the third business day after the date on which you complete the transaction through the Customer Service Center. If such payment is not made, you (for yourself and on behalf of any other person who becomes entitled to exercise the Options) authorize the Corporation, in its discretion, to set off against salary payments or other amounts due or which may become due you (or the other person entitled to exercise the Options) any balance of the exercise price for those Option Shares remaining unpaid thereafter.

         (f) An Exercise Confirmation representing the number of Option Shares purchased will be issued the third business day (trade date plus three business days) (i) after Charles Schwab has received full payment therefor or (ii) at Rockwell Automation's or Charles Schwab's election in their sole discretion, after Rockwell Automation or Charles Schwab has received (x) full payment of the exercise price of those Option Shares and (y) any reimbursement in respect of withholding taxes due pursuant to Section 5 herein.

4.       Transferability

         The Options are not transferable by you otherwise than by will or by the laws of descent and distribution. During your lifetime, only you are entitled to exercise the Options.

5.       Withholding

         Rockwell Automation or Charles Schwab shall have the right, in connection with the exercise of the Options in whole or in part, to deduct from any payment to be made by Rockwell Automation or Charles Schwab under the Plan an amount equal to the taxes required to be withheld by law with respect to such exercise or to require you (or any other person entitled to exercise the Options) to pay to it an amount sufficient to provide for any such taxes so required to be withheld. By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) that if Rockwell Automation or Charles Schwab elects to require you (or such other person) to remit an amount sufficient to pay such withholding taxes, you (or such other person) must remit that amount within three (3) business days after the completion of the Option exercise (Section 3(a)(ii) herein). If such payment is not made, Rockwell Automation, in its discretion, shall have the same right of set-off with respect to payment of the withholding taxes in connection with the exercise of the Option as provided under Section 3(e) herein with respect to payment of the exercise price.

6.       Headings

         The section headings contained in these Stock Option Terms and Conditions are solely for the purpose of reference, are not part of the agreement of the parties and shall in no way affect the meaning or interpretation of this Stock Option Agreement.

7.       References

         All references in these Stock Option Terms and Conditions to Sections, paragraphs, subparagraphs or clauses shall be deemed to be references to Sections, paragraphs, subparagraphs and clauses of these Stock Option Terms and Conditions unless otherwise specifically provided.

8.       Entire Agreement

         This Stock Option Agreement and the Plan embody the entire agreement and understanding between Rockwell Automation and you with respect to the Options, and there are no representations, promises, covenants, agreements or understandings with respect to the Options other than those expressly set forth in this Stock Option Agreement and the Plan.

9.       Applicable Laws and Regulations

         This Stock Option Agreement and Rockwell Automation's obligation to issue Option Shares hereunder are subject to applicable laws and regulations.


        Exhibit 1         Notice of Exercise Form

        Exhibit 2         Exercise Request and Attestation Form
                          (for use with already-owned shares)

                             NOTICE OF EXERCISE FORM
                             FOR CORPORATE OFFICERS
EXHIBIT 1

To:      Rockwell Automation
         Office of the Secretary (MW31)
         777 East Wisconsin Avenue, Suite 1400
         Milwaukee, WI  53202

         Fax No. (414) 212-5297



         1. OPTIONS EXERCISED: Subject to the terms and conditions of the Stock Option Agreement dated October 1, 2001, with Rockwell International Corporation (Rockwell Automation) thereunder, I hereby exercise the following stock option(s):

                  Date of           Number of                     Exercise                     Total
                    Grant              Shares                       Price               Purchase Price
                  -------           ---------                 $                         $

                  -------           ---------                 $                         $

                  -------           ---------                 $                         $



         2. PAYMENT: The following must be received by Charles Schwab & Co, Inc. (Charles Schwab) within three business days following the date of exercise:

         - A check payable to Rockwell International Employee Stock Option Program or a wire transfer to Charles Schwab for credit to the Rockwell International Employee Stock Option Program in the amount of the Total Purchase Price of the above-itemized stock option(s); OR

         - A number of shares of Rockwell Automation Common Stock surrendered or sold to pay the Total Purchase Price of the above-itemized stock option(s); OR

         - A combination of (i) a check payable to Rockwell International Employee Stock Option Program or a wire transfer to Charles Schwab for credit to the Rockwell International Employee Stock Option Program, and (ii) a number of Shares surrendered or sold, which together amount to the Total Purchase Price of the Above-itemized stock option(s).

                                                         Notice of Exercise Form
                                                 For Officers and Directors Only
                                                                          Page 2



         If full payment of the Total Purchase Price of the stock option(s) listed in Item 1 is not delivered within three (3) business days after the exercise date, Rockwell Automation is authorized forthwith to set off the balance due against any amounts due or which may become due me to satisfy my obligation to pay the Total Purchase Price.

THIS STOCK OPTION EXERCISE MAY NOT BE REVOKED OR CHANGED AFTER DELIVERY OF THIS FORM, PROPERLY COMPLETED, DATED AND SIGNED, TO THE CORPORATION WHETHER OR NOT PAYMENT ACCOMPANIES THIS FORM AND WHETHER THIS FORM IS DATED BEFORE, ON OR AFTER THE DATE OF SUCH RECEIPT.



-----------------------------------------------------
                    (Signature)

Printed Name
            -----------------------------------------


Dated:
      -----------------------------------------------

             [TERMS AND CONDITIONS - NON-COMPETE, ISOS, NONPRIORITY]

                       ROCKWELL INTERNATIONAL CORPORATION
                         2000 LONG-TERM INCENTIVES PLAN
                             STOCK OPTION AGREEMENT
                        STOCK OPTION TERMS AND CONDITIONS

1.       Definitions

         As used in these Stock Option Terms and Conditions, the following words and phrases shall have the respective meanings ascribed to them below unless the context in which any of them is used clearly indicates a contrary meaning:

         (a) CHANGE OF CONTROL: Change of Control shall have the same meaning as such term has in the Plan.

         (b) CHARLES SCHWAB: Charles Schwab & Co., Inc. the Stock Option Administrator whom Rockwell Automation has engaged to administer and process all Option exercises.

         (c) CORPORATION: Rockwell Automation and its Subsidiaries (as such term is defined in the Plan).

         (d) CUSTOMER SERVICE CENTER: Charles Schwab's Customer Service Center that is used to facilitate Option transactions. Contact Charles Schwab at (800) 654-2593.

         (e)      EXERCISE REQUEST AND ATTESTATION FORM: The form attached as
                  Exhibit 1 or any other form accepted by Charles Schwab in connection with the use of already-owned shares to pay all or part of the exercise price for the Option Shares to be purchased on exercise of any of the Options.

         (f) OPTIONS: The stock option or stock options listed in the first paragraph of the letter dated October 1, 2001 to which these Stock Option Terms and Conditions are attached and which together with these Stock Option Terms and Conditions constitute the Stock Option Agreement.

         (g) OPTION SHARES: The shares of Rockwell Automation Common Stock issuable or transferable on exercise of the Options.

         (h) PLAN: Rockwell Automation's 2000 Long-Term Incentives Plan, as such Plan may be amended and in effect at the relevant time.

         (i) ROCKWELL AUTOMATION: Rockwell International Corporation, a Delaware corporation doing business as Rockwell Automation, and any successor thereto.

         (j) SCHWAB OPTIONCENTER(R): Charles Schwab's stock option management website which you can use to access your stock option account and to facilitate stock option transactions securely on the Web at www.schwab.com/optioncenter.

         (k)      SHARES: Shares of Rockwell Automation Common Stock.

         (l) STOCK OPTION AGREEMENT: These Stock Option Terms and Conditions together with the letter dated October 1, 2001 to which they are attached.

2.       When Options May be Exercised

         The Options may be exercised, in whole or in part (but only for a whole number of shares) and at one time or from time to time, as to one-third (rounded to the nearest whole number) of the Option Shares granted as nonqualified stock options (NQs) and incentive stock options (ISOs) during the period beginning on October 1, 2002 and ending on October 1, 2011, as to an additional one-third (rounded to the nearest whole number) of the Option Shares granted as NQs and ISOs during the period beginning on October 1, 2003 and ending on October 1, 2011 and as to the balance of the Option Shares granted as NQs and ISOs during the period beginning on October 1, 2004 and ending on October 1, 2011, and only during those periods, provided that:

         (a) if you die while an Employee (as defined in the Plan), your estate, or any person who acquires the Options by bequest or inheritance, may exercise all the Options not theretofore exercised within (and only within) the period beginning on your date of death (even if you die before you have become entitled to exercise all or any part of the Options) and ending three years thereafter; and

         (b) if your employment by the Corporation terminates other than by death, then:

                  (i) if your retirement or other termination date is before October 1, 2002, the Options shall lapse on your retirement or other termination and may not be exercised at any time;

                  (ii) if your employment by the Corporation is terminated for cause, as determined by the Committee (as defined in the Plan), the Options shall expire forthwith upon your termination and may not be exercised thereafter;

                  (iii) if your employment by the Corporation terminates on or after October 1, 2002 by reason of your retirement under a retirement plan of Rockwell Automation, or under a retirement plan of a subsidiary or affiliate of Rockwell Automation, you (or if you die after your retirement date, your estate or any person who acquires the Options by bequest or inheritance) may thereafter exercise the Options within (and only within) the period starting on the date you would otherwise have become entitled to exercise the part of the Options so exercised and ending on the fifth anniversary of your retirement date; or if you retire prior to age 62, the earlier of (x) the fifth anniversary of your retirement date or (y) such earlier date as the Compensation and Management Development Committee shall determine by action taken not later than 60 days after your retirement date; and

                  (iv) if your employment by the Corporation terminates on or after October 1, 2002 for any reason not specified in subparagraph (a) or in clauses (ii) or (iii) of this subparagraph (b), you (or if you die after your termination date, your estate or any person who acquires the Options by bequest or inheritance) may thereafter exercise the Options within (and only within) the period ending three months after your termination date but only to the extent they were exercisable on your termination date.

         In no event shall the provisions of the foregoing subparagraphs (a) and
         (b) extend to a date after October 1, 2011 the period during which the Options may be exercised.

Notwithstanding any other provision of this Agreement, if a Change of Control shall occur, then all Options then outstanding pursuant to this Agreement shall forthwith become fully exercisable whether or not then otherwise exercisable in accordance with their terms.

3.       Exercise Procedure

         (a) To exercise all or any part of the Options, you (or after your death, your estate or any person who has acquired the Options by bequest or inheritance) must contact the Stock Option Administrator, Charles Schwab, by using the Customer Service Center or Schwab OptionCenter(R) as follows:

                  (i) contact the Customer Service Center by calling 800-654-2593, Monday through Friday 9 a.m. to 9 p.m., ET, or exercise via the Web through the Schwab OptionCenter(R) at www.schwab.com/optioncenter;

                  (ii) confirm the Option transaction through the Customer Service Center or Schwab OptionCenter(R);

                  (iii) at any time you may speak to a Customer Service Representative for assistance by calling 800-654-2593;

                  (iv) full payment of the exercise price for the Option Shares to be purchased on exercise of the Options may be made:

                           -        by check (wire) to your Charles Schwab
                                    account; or

                           -        in already-owned Shares; or

                           - in a combination of check (wire) to your Charles Schwab account and Shares; or

                           - by authorizing Charles Schwab or a third party approved by Rockwell Automation to sell the Shares (or a sufficient portion of the Shares) acquired upon exercise of the Options; and

                  (v) in the case of an exercise of the Options by any person other than you seeking to exercise the Options, such documents as Charles Schwab or the Secretary of Rockwell Automation shall require to establish to their satisfaction that the person seeking to exercise the Options is entitled to do so.

         (b) An exercise of the whole or any part of the Options shall be effective:

                  (i) if you elect (or after your death, the person entitled to exercise the Options elects) to pay the exercise price for the Option Shares entirely by check (wire), upon (A) completion of your transaction by using the Customer Service Center or Schwab OptionCenter(R) and full payment of the exercise price and withholding taxes (if applicable) are received by Charles Schwab within three (3) business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(v) herein; and

                  (ii) if you elect (or after your death, the person entitled to exercise the Options elects) to pay the exercise price of the Option Shares in Shares or in a combination of Shares and check, upon (A) completion of your transaction by using the Customer Service Center or Schwab OptionCenter(R) and full payment of the exercise price (as described in Section 3(d)(i) herein) and withholding taxes (if applicable) are received by Charles Schwab within three (3) business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(v) herein.

         (c) If you choose (or after your death, the person entitled to exercise the Options chooses) to pay the exercise price for the Option Shares to be purchased on exercise of any of the Options entirely by check, payment must be made by:

                           - delivering to Charles Schwab a check (wire) in the full amount of the exercise price for those Option Shares; or

                           - arranging with a stockbroker, bank or other financial institution to deliver to Charles Schwab full payment, by check or (if prior arrangements are made with Charles Schwab) by wire transfer, of the exercise price of those Option Shares.

                  In either event, in accordance with Section 3(e) herein, full payment of the exercise price for the Option Shares purchased must be made within three (3) business days after the exercise has been completed through the Customer Service Center or Schwab OptionCenter(R).

         (d)      (i)      If you choose (or after your death, the person
                           entitled to exercise the Options chooses) to use already-owned Shares to pay all or part of the exercise price for the Option Shares to be purchased on exercise of any of the Options, you (or after your death, the person entitled to exercise the Options) must deliver to Charles Schwab an Exercise Request and Attestation Form and cash representing one share, per grant exercised, of Rockwell Automation shares to settle the rounding of the exercise costs. To perform such a stock swap transaction or a partial swap transaction, the Exercise Request and Attestation
                           Form must be submitted via fax (720-785-8874) by 4 PM
                           ET on the date of exercise. Any questions concerning a stock swap transaction should be referred to 877-636-7551 (Stock Option Administration
                           Group Hotline). The Exercise Request and Attestation
                           Form must attest to your ownership of Shares representing:

                           - at least the number of Shares whose value, based on the closing price of Common Stock of Rockwell Automation on the New York Stock Exchange -- Composite Transactions on the day you have exercised your Options through the Customer Service Center or Schwab OptionCenter(R) , equals the exercise price for the Option Shares; or

                           - any lesser number of Shares you desire (or after your death, the person entitled to exercise the Options desires) to use to pay the exercise price for those Option Shares and a check in the amount of such exercise price less the value of the Shares to which you are attesting, based on the closing price of Common Stock of Rockwell Automation on the New York Stock Exchange -- Composite Transactions on the day you have exercised your Options through the Customer Service Center or Schwab OptionCenter(R).

                  (ii) Charles Schwab will advise you (or any other person who, being entitled to do so, exercises the Options) of the exact number of Shares, valued in accordance with Section 6(e) of the Plan at the closing price on the New York Stock Exchange -- Composite Transactions on the effective date of exercise under Section 3(b)(ii) herein, and any funds required to pay in full the exercise price for the Option Shares purchased. In accordance with Section 3(e) herein, you (or such other person) must pay, by check, in Shares or in a combination of check and Shares, any balance required to pay in full the exercise price of the Option Shares purchased within three (3) business days following the effective date of such exercise of the Options under Section 3(b)(ii) herein.

                  (iii) Notwithstanding any other provision of this Stock Option Agreement, the Secretary of Rockwell Automation may limit the number, frequency or volume of successive exercises of any of the Options in which payment is made, in whole or in part, by delivery of Shares pursuant to this subparagraph (d) to prevent unreasonable pyramiding of such exercises.

         (e) An exercise completed through the Customer Service Center or Schwab OptionCenter(R), whether or not full payment of the exercise price for the Option Shares is received by Charles Schwab, shall constitute a binding contractual obligation by you (or the other person entitled to exercise the Options) to proceed with and complete that exercise of the Options (but only so long as you continue, or the other person entitled to exercise the Options continues, to be entitled to exercise the Options on that date). By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) to deliver or cause to be delivered to Charles Schwab any balance of the exercise price for the Option Shares to be purchased upon the exercise pursuant to the transaction conducted through the Customer Service Center or Schwab OptionCenter(R) required to pay in full the exercise price for those Option

                  Shares, that payment being by check, wire transfer, in Shares or in a combination of check and Shares, on or before the third business day after the date on which you complete the transaction through the Customer Service Center or Schwab OptionCenter(R). If such payment is not made, you (for yourself and on behalf of any other person who becomes entitled to exercise the Options) authorize the Corporation, in its discretion, to set off against salary payments or other amounts due or which may become due you (or the other person entitled to exercise the Options) any balance of the exercise price for those Option Shares remaining unpaid thereafter.

         (f) An Exercise Confirmation representing the number of Option Shares purchased will be issued the third business day (trade date plus three business days) (i) after Charles Schwab has received full payment therefor or (ii) at Rockwell Automation's or Charles Schwab's election in their sole discretion, after Rockwell Automation or Charles Schwab has received (x) full payment of the exercise price of those Option Shares and (y) any reimbursement in respect of withholding taxes due pursuant to Section 5 herein.

4.       Transferability

         The Options are not transferable by you otherwise than by will or by the laws of descent and distribution. During your lifetime, only you are entitled to exercise the Options.

5.       Withholding

         Rockwell Automation or Charles Schwab shall have the right, in connection with the exercise of the Options in whole or in part, to deduct from any payment to be made by Rockwell Automation or Charles Schwab under the Plan an amount equal to the taxes required to be withheld by law with respect to such exercise or to require you (or any other person entitled to exercise the Options) to pay to it an amount sufficient to provide for any such taxes so required to be withheld. By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) that if Rockwell Automation or Charles Schwab elects to require you (or such other person) to remit an amount sufficient to pay such withholding taxes, you (or such other person) must remit that amount within three (3) business days after the completion of the Option exercise (Section 3(a)(ii) herein). If such payment is not made, Rockwell Automation, in its discretion, shall have the same right of set-off with respect to payment of the withholding taxes in connection with the exercise of the Option as provided under Section 3(e) herein with respect to payment of the exercise price.

6.       Headings

         The section headings contained in these Stock Option Terms and Conditions are solely for the purpose of reference, are not part of the agreement of the parties and shall in no way affect the meaning or interpretation of this Stock Option Agreement.

7.       References

         All references in these Stock Option Terms and Conditions to Sections, paragraphs, subparagraphs or clauses shall be deemed to be references to Sections, paragraphs, subparagraphs and clauses of these Stock Option Terms and Conditions unless otherwise specifically provided.

8.       Entire Agreement

         This Stock Option Agreement and the Plan embody the entire agreement and understanding between Rockwell Automation and you with respect to the Options, and there are no representations, promises, covenants, agreements or understandings with respect to the Options other than those expressly set forth in this Stock Option Agreement and the Plan.

9.       Applicable Laws and Regulations

         This Stock Option Agreement and Rockwell Automation's obligation to issue Option Shares hereunder are subject to applicable laws and regulations.

         Exhibit 1 Exercise Request and Attestation Form (for use with already-owned shares).

                         2000 LONG-TERM INCENTIVES PLAN
                            FORM OF OPTION AGREEMENT
                           [NEW ARBITRATION AGREEMENT]

[Grant Date]

To:


Social Security/Account Number:

Dear Optionee:

We are pleased to notify you that you have been granted the following stock options under the 2000 Long-Term Incentives Plan (the "Plan"):

     Date of Grant          Type of Grant              Number of Shares              Option Price
     -------------          -------------              ----------------              ------------

These stock options (the "Options") have been granted under and may be exercised only upon the terms and conditions of this Stock Option Agreement, subject in all respects to the provisions of the Plan, as it may be amended. The enclosed Stock Option Terms and Conditions are incorporated in and are part of this Stock Option Agreement.

All option holders must activate an account with Charles Schwab in order to exercise their stock options. There is no cost to open or maintain this account. Please note that if you fail to activate an account with Schwab, you will experience unnecessary delays in the exercise of your options. Instructions for opening your Schwab account are enclosed.

This stock option grant is also subject to the condition that you sign and return one copy of the Mutual Agreement to Arbitrate Claims to:

                                    Rockwell Automation
                                    Corporate Compensation (MW42)
                                    777 East Wisconsin Avenue, Suite 1400
                                    Milwaukee, WI  53202

These stock option(s) will be of no effect if the copy of the Mutual Agreement to Arbitrate Claims, properly signed by you, is not received by the Corporate Compensation Department of Rockwell Automation on or before DECEMBER 31, 2001, unless Rockwell Automation (in its sole discretion) elects in writing to extend that date.

A copy of the Plan and Plan Prospectus are enclosed. Please carefully read the enclosed documents and retain them for future reference.

                                             ROCKWELL INTERNATIONAL CORPORATION

                                             By:
                                                --------------------------------

                      [TERMS AND CONDITIONS - STANDARD, NQ]

                       ROCKWELL INTERNATIONAL CORPORATION
                         2000 LONG-TERM INCENTIVES PLAN
                             STOCK OPTION AGREEMENT
                        STOCK OPTION TERMS AND CONDITIONS

1.       Definitions

         As used in these Stock Option Terms and Conditions, the following words and phrases shall have the respective meanings ascribed to them below unless the context in which any of them is used clearly indicates a contrary meaning:

         (a) CHANGE OF CONTROL: Change of Control shall have the same meaning as such term has in the Plan.

         (b) CHARLES SCHWAB: Charles Schwab & Co., Inc. the Stock Option Administrator whom Rockwell Automation has engaged to administer and process all Option exercises.

         (c) CORPORATION: Rockwell Automation and its Subsidiaries (as such term is defined in the Plan).

         (d) CUSTOMER SERVICE CENTER: Charles Schwab's Customer Service Center that is used to facilitate Option transactions. Contact Charles Schwab at (800) 654-2593.

         (e)      EXERCISE REQUEST AND ATTESTATION FORM: The form attached as
                  Exhibit 1 or any other form accepted by Charles Schwab in connection with the use of already-owned shares to pay all or part of the exercise price for the Option Shares to be purchased on exercise of any of the Options.

         (f) OPTIONS: The stock option or stock options listed in the first paragraph of the letter dated October 1, 2001 to which these Stock Option Terms and Conditions are attached and which together with these Stock Option Terms and Conditions constitute the Stock Option Agreement.

         (g) OPTION SHARES: The shares of Rockwell Automation Common Stock issuable or transferable on exercise of the Options.

         (h) PLAN: Rockwell Automation's 2000 Long-Term Incentives Plan, as such Plan may be amended and in effect at the relevant time.

         (i) ROCKWELL AUTOMATION: Rockwell International Corporation, a Delaware corporation doing business as Rockwell Automation, and any successor thereto.

         (j) SCHWAB OPTIONCENTER(R): Charles Schwab's stock option management website which you can use to access your stock option account and to facilitate stock option transactions securely on the Web at www.schwab.com/optioncenter.

         (k)      SHARES: Shares of Rockwell Automation Common Stock.

         (l) STOCK OPTION AGREEMENT: These Stock Option Terms and Conditions together with the letter dated October 1, 2001 to which they are attached.

2.       When Options May be Exercised

         The Options may be exercised, in whole or in part (but only for a whole number of shares) and at one time or from time to time, as to one-third (rounded to the nearest whole number) of the Option Shares during the period beginning on October 1, 2002 and ending on October 1, 2011, as to an additional one-third (rounded to the nearest whole number) of the Option Shares during the period beginning on October 1, 2003 and ending on October 1, 2011 and as to the balance of the Option Shares during the period beginning on October 1, 2004 and ending on October 1, 2011, and only during those periods, provided that:

         (a) if you die while an Employee (as defined in the Plan), your estate, or any person who acquires the Options by bequest or inheritance, may exercise all the Options not theretofore exercised within (and only within) the period beginning on your date of death (even if you die before you have become entitled to exercise all or any part of the Options) and ending three years thereafter; and

         (b) if your employment by the Corporation terminates other than by death, then:

                  (i) if your retirement or other termination date is before October 1, 2002, the Options shall lapse on your retirement or other termination and may not be exercised at any time;

                  (ii) if your employment by the Corporation is terminated for cause, as determined by the Committee (as defined in the Plan), the Options shall expire forthwith upon your termination and may not be exercised thereafter;

                  (iii) if your employment by the Corporation terminates on or after October 1, 2002 by reason of your retirement under a retirement plan of Rockwell Automation, or under a retirement plan of a subsidiary or affiliate of Rockwell Automation, you (or if you die after your retirement date, your estate or any person who acquires the Options by bequest or inheritance) may thereafter exercise the Options within (and only within) the period starting on the date you would otherwise have become entitled to exercise the part of the Options so exercised and ending on the fifth anniversary of your retirement date; or if you retire prior to age 62, the earlier of (x) the fifth anniversary of your retirement date or (y) such earlier date as the Compensation and Management Development Committee shall determine by action taken not later than 60 days after your retirement date; and

                  (iv) if your employment by the Corporation terminates on or after October 1, 2002 for any reason not specified in subparagraph (a) or in clauses (ii) or (iii) of this subparagraph (b), you (or if you die after your termination date, your estate or any person who acquires the Options by bequest or inheritance) may thereafter exercise the Options within (and only within) the period ending three months after your termination date but only to the extent they were exercisable on your termination date.

         In no event shall the provisions of the foregoing subparagraphs (a) and
         (b) extend to a date after October 1, 2011 the period during which the Options may be exercised.

Notwithstanding any other provision of this Agreement, if a Change of Control shall occur, then all Options then outstanding pursuant to this Agreement shall forthwith become fully exercisable whether or not then otherwise exercisable in accordance with their terms.

3.       Exercise Procedure

         (a) To exercise all or any part of the Options, you (or after your death, your estate or any person who has acquired the Options by bequest or inheritance) must contact the Stock Option Administrator, Charles Schwab, by using the Customer Service Center or Schwab OptionCenter(R) as follows:

                  (i) contact the Customer Service Center by calling 800-654-2593, Monday through Friday 9 a.m. to 9 p.m., ET, or exercise via the Web through the Schwab OptionCenter(R) at www.schwab.com/optioncenter;

                  (ii) confirm the Option transaction through the Customer Service Center or Schwab OptionCenter(R);

                  (iii) at any time you may speak to a Customer Service Representative for assistance by calling 800-654-2593;

                  (iv) full payment of the exercise price for the Option Shares to be purchased on exercise of the Options may be made:

                           -        by check (wire) to your Charles Schwab
                                    account; or

                           -        in already-owned Shares; or

                           - in a combination of check (wire) to your Charles Schwab account and Shares; or

                           - by authorizing Charles Schwab or a third party approved by Rockwell Automation to sell the Shares (or a sufficient portion of the Shares) acquired upon exercise of the Options; and

                  (v) in the case of an exercise of the Options by any person other than you seeking to exercise the Options, such documents as Charles Schwab or the Secretary of Rockwell Automation shall require to establish to their satisfaction that the person seeking to exercise the Options is entitled to do so.

         (b) An exercise of the whole or any part of the Options shall be effective:

                  (i) if you elect (or after your death, the person entitled to exercise the Options elects) to pay the exercise price for the Option Shares entirely by check (wire), upon (A) completion of your transaction by using the Customer Service Center or Schwab OptionCenter(R) and full payment of the exercise price and withholding taxes (if applicable) are received by Charles Schwab within three (3) business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(v) herein; and

                  (ii) if you elect (or after your death, the person entitled to exercise the Options elects) to pay the exercise price of the Option Shares in Shares or in a combination of Shares and check, upon (A) completion of your transaction by using the Customer Service Center or Schwab OptionCenter(R) and full payment of the exercise price (as described in Section 3(d)(i) herein) and withholding taxes (if applicable) are received by Charles Schwab within three (3) business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(v) herein.

         (c) If you choose (or after your death, the person entitled to exercise the Options chooses) to pay the exercise price for the Option Shares to be purchased on exercise of any of the Options entirely by check, payment must be made by:

                           - delivering to Charles Schwab a check (wire) in the full amount of the exercise price for those Option Shares; or

                           - arranging with a stockbroker, bank or other financial institution to deliver to Charles Schwab full payment, by check or (if prior arrangements are made with Charles Schwab) by wire transfer, of the exercise price of those Option Shares.

                  In either event, in accordance with Section 3(e) herein, full payment of the exercise price for the Option Shares purchased must be made within three (3) business days after the exercise has been completed through the Customer Service Center or Schwab OptionCenter(R).

         (d)      (i)      If you choose (or after your death, the person
                           entitled to exercise the Options chooses) to use already-owned Shares to pay all or part of the exercise price for the Option Shares to be purchased on exercise of any of the Options, you (or after your death, the person entitled to exercise the Options) must deliver to Charles Schwab an Exercise Request and Attestation Form and cash representing one share, per grant exercised, of Rockwell Automation shares to settle the rounding of the exercise costs. To perform such a stock swap transaction or a partial swap transaction, the Exercise Request and Attestation
                           Form must be submitted via fax (720-785-8874) by 4 PM
                           ET on the date of exercise. Any questions concerning a stock swap transaction should be referred to 877-636-7551 (Stock Option Administration Group
                           Hotline). The

                           Exercise Request and Attestation Form must attest to your ownership of Shares representing:

                           - at least the number of Shares whose value, based on the closing price of Common Stock of Rockwell Automation on the New York Stock Exchange -- Composite Transactions on the day you have exercised your Options through the Customer Service Center or Schwab OptionCenter(R) , equals the exercise price for the Option Shares; or

                           - any lesser number of Shares you desire (or after your death, the person entitled to exercise the Options desires) to use to pay the exercise price for those Option Shares and a check in the amount of such exercise price less the value of the Shares to which you are attesting, based on the closing price of Common Stock of Rockwell Automation on the New York Stock Exchange -- Composite Transactions on the day you have exercised your Options through the Customer Service Center or Schwab OptionCenter(R).

                  (ii) Charles Schwab will advise you (or any other person who, being entitled to do so, exercises the Options) of the exact number of Shares, valued in accordance with Section 6(e) of the Plan at the closing price on the New York Stock Exchange -- Composite Transactions on the effective date of exercise under Section 3(b)(ii) herein, and any funds required to pay in full the exercise price for the Option Shares purchased. In accordance with Section 3(e) herein, you (or such other person) must pay, by check, in Shares or in a combination of check and Shares, any balance required to pay in full the exercise price of the Option Shares purchased within three (3) business days following the effective date of such exercise of the Options under Section 3(b)(ii) herein.

                  (iii) Notwithstanding any other provision of this Stock Option Agreement, the Secretary of Rockwell Automation may limit the number, frequency or volume of successive exercises of any of the Options in which payment is made, in whole or in part, by delivery of Shares pursuant to this subparagraph (d) to prevent unreasonable pyramiding of such exercises.

         (e) An exercise completed through the Customer Service Center or Schwab OptionCenter(R), whether or not full payment of the exercise price for the Option Shares is received by Charles Schwab, shall constitute a binding contractual obligation by you (or the other person entitled to exercise the Options) to proceed with and complete that exercise of the Options (but only so long as you continue, or the other person entitled to exercise the Options continues, to be entitled to exercise the Options on that date). By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) to deliver or cause to be delivered to Charles Schwab any balance of the exercise price for the Option Shares to be purchased upon the exercise pursuant to the transaction conducted through the Customer Service Center or Schwab OptionCenter(R) required to pay in full the exercise price for those Option Shares, that payment being by check, wire transfer, in Shares or in a combination of check and Shares, on or before the third business day after the date on which you complete the transaction through the Customer Service Center or Schwab OptionCenter(R). If such payment is not made, you (for yourself and on behalf of any other person who becomes entitled to exercise the Options) authorize the Corporation, in its discretion, to set off against salary payments or other amounts due or which may become due you (or the other person entitled to exercise the Options) any balance of the exercise price for those Option Shares remaining unpaid thereafter.

         (f) An Exercise Confirmation representing the number of Option Shares purchased will be issued the third business day (trade date plus three business days) (i) after Charles Schwab has received full payment therefor or (ii) at Rockwell Automation's or Charles Schwab's election in their sole discretion, after Rockwell Automation or Charles Schwab has received (x) full payment of the exercise price of those Option Shares and (y) any reimbursement in respect of withholding taxes due pursuant to Section 5 herein.

4.       Transferability

         The Options are not transferable by you otherwise than by will or by the laws of descent and distribution. During your lifetime, only you are entitled to exercise the Options.

5.       Withholding

         Rockwell Automation or Charles Schwab shall have the right, in connection with the exercise of the Options in whole or in part, to deduct from any payment to be made by Rockwell Automation or Charles Schwab under the Plan an amount equal to the taxes required to be withheld by law with respect to such exercise or to require you (or any other person entitled to exercise the Options) to pay to it an amount sufficient to provide for any such taxes so required to be withheld. By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) that if Rockwell Automation or Charles Schwab elects to require you (or such other person) to remit an amount sufficient to pay such withholding taxes, you (or such other person) must remit that amount within three (3) business days after the completion of the Option exercise (Section 3(a)(ii) herein). If such payment is not made, Rockwell Automation, in its discretion, shall have the same right of set-off with respect to payment of the withholding taxes in connection with the exercise of the Option as provided under Section 3(e) herein with respect to payment of the exercise price.

6.       Headings

         The section headings contained in these Stock Option Terms and Conditions are solely for the purpose of reference, are not part of the agreement of the parties and shall in no way affect the meaning or interpretation of this Stock Option Agreement.

7.       References

         All references in these Stock Option Terms and Conditions to Sections, paragraphs, subparagraphs or clauses shall be deemed to be references to Sections, paragraphs, subparagraphs and clauses of these Stock Option Terms and Conditions unless otherwise specifically provided.

8.       Entire Agreement

         This Stock Option Agreement and the Plan embody the entire agreement and understanding between Rockwell Automation and you with respect to the Options, and there are no representations, promises, covenants, agreements or understandings with respect to the Options other than those expressly set forth in this Stock Option Agreement and the Plan.

9.       Applicable Laws and Regulations

         This Stock Option Agreement and Rockwell Automation's obligation to issue Option Shares hereunder are subject to applicable laws and regulations.

         Exhibit 1 Exercise Request and Attestation Form (for use with already-owned shares).

              [TERMS AND CONDITIONS - NON-COMPETE, NQ, NONPRIORITY]

                       ROCKWELL INTERNATIONAL CORPORATION
                         2000 LONG-TERM INCENTIVES PLAN
                             STOCK OPTION AGREEMENT
                        STOCK OPTION TERMS AND CONDITIONS

1.       Definitions

         As used in these Stock Option Terms and Conditions, the following words and phrases shall have the respective meanings ascribed to them below unless the context in which any of them is used clearly indicates a contrary meaning:

         (a) CHANGE OF CONTROL: Change of Control shall have the same meaning as such term has in the Plan.

         (b) CHARLES SCHWAB: Charles Schwab & Co., Inc. the Stock Option Administrator whom Rockwell Automation has engaged to administer and process all Option exercises.

         (c) CORPORATION: Rockwell Automation and its Subsidiaries (as such term is defined in the Plan).

         (d) CUSTOMER SERVICE CENTER: Charles Schwab's Customer Service Center that is used to facilitate Option transactions. Contact Charles Schwab at (800) 654-2593.

         (e)      EXERCISE REQUEST AND ATTESTATION FORM: The form attached as
                  Exhibit 1 or any other form accepted by Charles Schwab in connection with the use of already-owned shares to pay all or part of the exercise price for the Option Shares to be purchased on exercise of any of the Options.

         (f) OPTIONS: The stock option or stock options listed in the first paragraph of the letter dated October 1, 2001 to which these Stock Option Terms and Conditions are attached and which together with these Stock Option Terms and Conditions constitute the Stock Option Agreement.

         (g) OPTION SHARES: The shares of Rockwell Automation Common Stock issuable or transferable on exercise of the Options.

         (h) PLAN: Rockwell Automation's 2000 Long-Term Incentives Plan, as such Plan may be amended and in effect at the relevant time.

         (i) ROCKWELL AUTOMATION: Rockwell International Corporation, a Delaware corporation doing business as Rockwell Automation, and any successor thereto.

         (j) SCHWAB OPTIONCENTER(R): Charles Schwab's stock option management website which you can use to access your stock option account and to facilitate stock option transactions securely on the Web at www.schwab.com/optioncenter.

         (k)      SHARES: Shares of Rockwell Automation Common Stock.

         (l) STOCK OPTION AGREEMENT: These Stock Option Terms and Conditions together with the letter dated October 1, 2001 to which they are attached.

2.       When Options May be Exercised

         The Options may be exercised, in whole or in part (but only for a whole number of shares) and at one time or from time to time, as to one-third (rounded to the nearest whole number) of the Option Shares during the period beginning on October 1, 2002 and ending on October 1, 2011, as to an additional one-third (rounded to the nearest whole number) of the Option Shares during the period beginning on October 1, 2003 and ending on October 1, 2011 and as to the balance of the Option Shares during the period beginning on October 1, 2004 and ending on October 1, 2011, and only during those periods, provided that:

         (a) if you die while an Employee (as defined in the Plan), your estate, or any person who acquires the Options by bequest or inheritance, may exercise all the Options not theretofore exercised within (and only within) the period beginning on your date of death (even if you die before you have become entitled to exercise all or any part of the Options) and ending three years thereafter; and

         (b) if your employment by the Corporation terminates other than by death, then:

                  (i) if your retirement or other termination date is before October 1, 2002, the Options shall lapse on your retirement or other termination and may not be exercised at any time;

                  (ii) if your employment by the Corporation is terminated for cause, as determined by the Committee (as defined in the Plan), the Options shall expire forthwith upon your termination and may not be exercised thereafter;

                  (iii) if your employment by the Corporation terminates on or after October 1, 2002 by reason of your retirement under a retirement plan of Rockwell Automation, or under a retirement plan of a subsidiary or affiliate of Rockwell Automation, you (or if you die after your retirement date, your estate or any person who acquires the Options by bequest or inheritance) may thereafter exercise the Options within (and only within) the period starting on the date you would otherwise have become entitled to exercise the part of the Options so exercised and ending on the fifth anniversary of your retirement date; or if you retire prior to age 62, the earlier of (x) the fifth anniversary of your retirement date or (y) such earlier date as the Compensation and Management Development Committee shall determine by action taken not later than 60 days after your retirement date; and

                  (iv) if your employment by the Corporation terminates on or after October 1, 2002 for any reason not specified in subparagraph (a) or in clauses (ii) or (iii) of this subparagraph (b), you (or if you die after your termination date, your estate or any person who acquires the Options by bequest or inheritance) may thereafter exercise the Options within (and only within) the period ending three months after your termination date but only to the extent they were exercisable on your termination date.

         In no event shall the provisions of the foregoing subparagraphs (a) and
         (b) extend to a date after October 1, 2011 the period during which the Options may be exercised.

Notwithstanding any other provision of this Agreement, if a Change of Control shall occur, then all Options then outstanding pursuant to this Agreement shall forthwith become fully exercisable whether or not then otherwise exercisable in accordance with their terms.

3.       Exercise Procedure

         (a) To exercise all or any part of the Options, you (or after your death, your estate or any person who has acquired the Options by bequest or inheritance) must contact the Stock Option Administrator, Charles Schwab, by using the Customer Service Center or Schwab OptionCenter(R) as follows:

                  (i) contact the Customer Service Center by calling 800-654-2593, Monday through Friday 9 a.m. to 9 p.m., ET, or exercise via the Web through the Schwab OptionCenter(R) at www.schwab.com/optioncenter;

                  (ii) confirm the Option transaction through the Customer Service Center or Schwab OptionCenter(R);

                  (iii) at any time you may speak to a Customer Service Representative for assistance by calling 800-654-2593;

                  (iv) full payment of the exercise price for the Option Shares to be purchased on exercise of the Options may be made:

                           -        by check (wire) to your Charles Schwab
                                    account; or

                           -        in already-owned Shares; or

                           - in a combination of check (wire) to your Charles Schwab account and Shares; or

                           - by authorizing Charles Schwab or a third party approved by Rockwell Automation to sell the Shares (or a sufficient portion of the Shares) acquired upon exercise of the Options; and

                  (v) in the case of an exercise of the Options by any person other than you seeking to exercise the Options, such documents as Charles Schwab or the Secretary of Rockwell Automation shall require to establish to their satisfaction that the person seeking to exercise the Options is entitled to do so.

         (b) An exercise of the whole or any part of the Options shall be effective:

                  (i) if you elect (or after your death, the person entitled to exercise the Options elects) to pay the exercise price for the Option Shares entirely by check (wire), upon (A) completion of your transaction by using the Customer Service Center or Schwab OptionCenter(R) and full payment of the exercise price and withholding taxes (if applicable) are received by Charles Schwab within three (3) business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(v) herein; and

                  (ii) if you elect (or after your death, the person entitled to exercise the Options elects) to pay the exercise price of the Option Shares in Shares or in a combination of Shares and check, upon (A) completion of your transaction by using the Customer Service Center or Schwab OptionCenter(R) and full payment of the exercise price (as described in Section 3(d)(i) herein) and withholding taxes (if applicable) are received by Charles Schwab within three (3) business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(v) herein.

         (c) If you choose (or after your death, the person entitled to exercise the Options chooses) to pay the exercise price for the Option Shares to be purchased on exercise of any of the Options entirely by check, payment must be made by:

                           - delivering to Charles Schwab a check (wire) in the full amount of the exercise price for those Option Shares; or

                           - arranging with a stockbroker, bank or other financial institution to deliver to Charles Schwab full payment, by check or (if prior arrangements are made with Charles Schwab) by wire transfer, of the exercise price of those Option Shares.

                  In either event, in accordance with Section 3(e) herein, full payment of the exercise price for the Option Shares purchased must be made within three (3) business days after the exercise has been completed through the Customer Service Center or Schwab OptionCenter(R).

         (d)      (i)      If you choose (or after your death, the person
                           entitled to exercise the Options chooses) to use already-owned Shares to pay all or part of the exercise price for the Option Shares to be purchased on exercise of any of the Options, you (or after your death, the person entitled to exercise the Options) must deliver to Charles Schwab an Exercise Request and Attestation Form and cash representing one share, per grant exercised, of Rockwell Automation shares to settle the rounding of the exercise costs. To perform such a stock swap transaction or a partial swap transaction, the Exercise Request and Attestation
                           Form must be submitted via fax (720-785-8874) by 4 PM
                           ET on the date of exercise. Any questions concerning a stock swap transaction should be referred to 877-636-7551 (Stock Option Administration Group
                           Hotline). The

                           Exercise Request and Attestation Form must attest to your ownership of Shares representing:

                           - at least the number of Shares whose value, based on the closing price of Common Stock of Rockwell Automation on the New York Stock Exchange -- Composite Transactions on the day you have exercised your Options through the Customer Service Center or Schwab OptionCenter(R), equals the exercise price for the Option Shares; or

                           - any lesser number of Shares you desire (or after your death, the person entitled to exercise the Options desires) to use to pay the exercise price for those Option Shares and a check in the amount of such exercise price less the value of the Shares to which you are attesting, based on the closing price of Common Stock of Rockwell Automation on the New York Stock Exchange -- Composite Transactions on the day you have exercised your Options through the Customer Service Center or Schwab OptionCenter(R).

                  (ii) Charles Schwab will advise you (or any other person who, being entitled to do so, exercises the Options) of the exact number of Shares, valued in accordance with Section 6(e) of the Plan at the closing price on the New York Stock Exchange -- Composite Transactions on the effective date of exercise under Section 3(b)(ii) herein, and any funds required to pay in full the exercise price for the Option Shares purchased. In accordance with Section 3(e) herein, you (or such other person) must pay, by check, in Shares or in a combination of check and Shares, any balance required to pay in full the exercise price of the Option Shares purchased within three (3) business days following the effective date of such exercise of the Options under Section 3(b)(ii) herein.

                  (iii) Notwithstanding any other provision of this Stock Option Agreement, the Secretary of Rockwell Automation may limit the number, frequency or volume of successive exercises of any of the Options in which payment is made, in whole or in part, by delivery of Shares pursuant to this subparagraph (d) to prevent unreasonable pyramiding of such exercises.

         (e) An exercise completed through the Customer Service Center or Schwab OptionCenter(R), whether or not full payment of the exercise price for the Option Shares is received by Charles Schwab, shall constitute a binding contractual obligation by you (or the other person entitled to exercise the Options) to proceed with and complete that exercise of the Options (but only so long as you continue, or the other person entitled to exercise the Options continues, to be entitled to exercise the Options on that date). By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) to deliver or cause to be delivered to Charles Schwab any balance of the exercise price for the Option Shares to be purchased upon the exercise pursuant to the transaction conducted through the Customer Service Center or Schwab OptionCenter(R) required to pay in full the exercise price for those Option Shares, that payment being by check, wire transfer, in Shares or in a combination of check and Shares, on or before the third business day after the date on which you complete the transaction through the Customer Service Center or Schwab OptionCenter(R). If such payment is not made, you (for yourself and on behalf of any other person who becomes entitled to exercise the Options) authorize the Corporation, in its discretion, to set off against salary payments or other amounts due or which may become due you (or the other person entitled to exercise the Options) any balance of the exercise price for those Option Shares remaining unpaid thereafter.

         (f) An Exercise Confirmation representing the number of Option Shares purchased will be issued the third business day (trade date plus three business days) (i) after Charles Schwab has received full payment therefor or (ii) at Rockwell Automation's or Charles Schwab's election in their sole discretion, after Rockwell Automation or Charles Schwab has received (x) full payment of the exercise price of those Option Shares and (y) any reimbursement in respect of withholding taxes due pursuant to Section 5 herein.

4.       Transferability

         The Options are not transferable by you otherwise than by will or by the laws of descent and distribution. During your lifetime, only you are entitled to exercise the Options.

5.       Withholding

         Rockwell Automation or Charles Schwab shall have the right, in connection with the exercise of the Options in whole or in part, to deduct from any payment to be made by Rockwell Automation or Charles Schwab under the Plan an amount equal to the taxes required to be withheld by law with respect to such exercise or to require you (or any other person entitled to exercise the Options) to pay to it an amount sufficient to provide for any such taxes so required to be withheld. By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) that if Rockwell Automation or Charles Schwab elects to require you (or such other person) to remit an amount sufficient to pay such withholding taxes, you (or such other person) must remit that amount within three (3) business days after the completion of the Option exercise (Section 3(a)(ii) herein). If such payment is not made, Rockwell Automation, in its discretion, shall have the same right of set-off with respect to payment of the withholding taxes in connection with the exercise of the Option as provided under Section 3(e) herein with respect to payment of the exercise price.

6.       Headings

         The section headings contained in these Stock Option Terms and Conditions are solely for the purpose of reference, are not part of the agreement of the parties and shall in no way affect the meaning or interpretation of this Stock Option Agreement.

7.       References

         All references in these Stock Option Terms and Conditions to Sections, paragraphs, subparagraphs or clauses shall be deemed to be references to Sections, paragraphs, subparagraphs and clauses of these Stock Option Terms and Conditions unless otherwise specifically provided.

8.       Entire Agreement

         This Stock Option Agreement and the Plan embody the entire agreement and understanding between Rockwell Automation and you with respect to the Options, and there are no representations, promises, covenants, agreements or understandings with respect to the Options other than those expressly set forth in this Stock Option Agreement and the Plan.

9.       Applicable Laws and Regulations

         This Stock Option Agreement and Rockwell Automation's obligation to issue Option Shares hereunder are subject to applicable laws and regulations.

         Exhibit 1 Exercise Request and Attestation Form (for use with already-owned shares).